STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Statement [Abstract]
Revenue		$ 8
Operating expenses:
Research and development	$ 19,436	3,660
Sales and marketing	2,336	216
General and administrative	8,788	2,455
Total operating expenses	30,560	6,331
Loss from operations	(30,560)	(6,323)
Interest expense, net	(185)	(100)
Gain on Loan Forgiveness	647
Change in fair value of SAFEs	(10,390)	189
Loss before provision for (benefit from) income taxes	(40,488)	(6,234)
Provision for (benefit from) income taxes	(153)	153
Net loss	(40,335)	(6,387)
Cumulative preferred dividends allocated to Series A Preferred Shareholders		(1,507)
Net loss attributable to common shareholders, basic and diluted	$ (40,335)	$ (7,894)
Net loss per share attributable to common shareholders, basic and diluted	$ (3.11)	$ (0.79)
Weighted-average shares used in computing net loss per share	12,982,472	9,949,376